Exhibit 99.1

Clarivate Announces Settlement of Private Exchange Offers and Redemption of Untendered Notes

LONDON, UK – August 19, 2021 – Clarivate Plc (NYSE: CLVT) (the “Company” or “Clarivate”), a global leader in providing trusted information and insights to accelerate the pace of innovation, announced the settlement of the previously announced private offers to exchange (the “Exchange Offers”), by Clarivate Science Holdings Corporation, its indirect wholly owned subsidiary (“CSHC”), any and all of its outstanding 3.875% Senior Secured Notes due 2028 (the “Old Secured Notes”) and 4.875% Senior Notes due 2029 (the “Old Unsecured Notes” and, together with the Old Secured Notes, the “Old Notes”) for two new series of CSHC’s senior notes (collectively, the “New Notes”).

On August 19, 2021 (the “Settlement Date”), CSHC accepted tenders from holders of $921,177,000 aggregate principal amount of Old Secured Notes and $921,399,000 aggregate principal amount of Old Unsecured Notes. In total, 92.1% of the outstanding principal amount of the Old Notes were validly tendered and accepted by CSHC for exchange in the Exchange Offers. CSHC issued and delivered to Eligible Holders (as defined below) who validly tendered their Old Notes an aggregate principal amount of $921,177,000 of its newly-issued 3.875% Senior Secured Notes due 2028 and $921,399,000 of its newly-issued 4.875% Senior Notes due 2029, in each case for the respective series of Old Notes validly tendered and accepted by CSHC. The Old Notes, which contained a provision requiring Clarivate to redeem such notes if its previously announced acquisition of ProQuest has not been consummated on or before November 8, 2021, were exchanged for New Notes which extend such end date to April 29, 2022, among other changes. CSHC did not receive any cash proceeds from the Exchange Offers, and no accrued but unpaid interest was paid on the Old Notes in connection with the Exchange Offers. However, interest on each New Note will accrue from the original issue date of the tendered Old Note.

On August 18, 2021, CSHC sent notices of redemption to all holders of Old Notes who did not validly tender such notes in the Exchange Offers in accordance with the terms of the Old Notes (the “Untendered Notes”). The redemption date for the Untendered Notes is August 23, 2021. The redemption price for each series of Old Notes will equal 100% of the principal amount of such Untendered Notes, plus accrued but unpaid interest to, but excluding, the redemption date. The redemption of the Untendered Notes of each series is being made only in accordance with the indenture governing the applicable series of Old Notes.

The Exchange Offers were not registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Exchange Offers were only made, the New Notes were only offered and issued, and copies of the offering materials relating thereto were only made available, to a holder of Old Notes who has certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) a person other than a “U.S. person,” as that term is defined in Rule 902 under the Securities Act, in an offshore transaction outside the United States, in reliance upon Regulation S under the Securities Act and not a “Disqualified Non-U.S. Holder,” as defined in such offering materials. The term “Eligible Holders” refers to holders of Old Notes who certified to CSHC that they were eligible to participate in the Exchange Offers pursuant to at least one of the foregoing conditions.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers were made only to such persons and in such jurisdictions as is permitted under applicable law.

Global Bondholder Services Corporation acted as the exchange agent and information agent for the Old Notes in the Exchange Offers. Questions or requests for assistance related to the Exchange Offers may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect).

About Clarivate

Clarivate is a global leader in providing solutions to accelerate the lifecycle of innovation. Our bold mission is to help customers solve some of the world’s most complex problems by providing actionable information and insights that reduce the time from new ideas to life-changing inventions in the areas of science and intellectual property. We help customers discover, protect and commercialize their inventions using our trusted subscription and technology-based solutions coupled with deep domain expertise.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future business, events, trends, contingencies, financial performance, or financial condition, appear at various places in this communication and may use words like “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “see,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” and “would” and similar expressions, and variations or negatives of these words. Examples of forward-looking statements include, among others, statements we make regarding: guidance outlook and predictions relating to expected operating results, such as revenue growth and earnings; our expectations around our ability to consummate our pending acquisition of ProQuest, which is subject to customary closing conditions including receipt of approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; strategic actions such as acquisitions, joint ventures, and dispositions, including the anticipated benefits therefrom, and our success in integrating acquired businesses; anticipated levels of capital expenditures in future periods; our ability to successfully realize cost savings initiatives and transition services expenses; our belief that we have sufficiently liquidity to fund our ongoing business operations; expectations of the effect on our financial condition of claims, litigation, environmental costs, the COVID-19 pandemic and governmental responses thereto, contingent liabilities, and governmental and regulatory investigations and proceedings; and our strategy for customer retention, growth, product development, market position, financial results, and reserves. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are difficult to predict and many of which are outside of our control. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our most recent annual report on Form 10-K, as amended, along with our other filings with the U.S. Securities and Exchange Commission (“SEC”). However, those factors should not be considered to be a complete statement of all potential risks and uncertainties. Additional risks and uncertainties not known to us or that we currently deem immaterial may also impair our business operations. Forward-looking statements are based only on information currently available to our management and speak only as of the date of this communication. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Media Contact:
Tabita Seagrave, Head of Global Corporate Communications
tabita.seagrave@clarivate.com

Investor Relations Contact:
Mark Donohue, Head of Global Investor Relations
mark.donohue@clarivate.com
215-243-2202